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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2005


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
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             (Exact name of registrant as specified in its charter)


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           Delaware                  333-117349             01-0791848
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)        Identification Number)


        390 Greenwich Street
         New York, New York                                    10013
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (203) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                       -3-


Item 8.01   Other Events
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Description of the Mortgage Pool

      Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust 2005-OPT1, Asset-Backed Certificates, Series 2005-OPT1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005, among the Registrant as depositor, Option One Mortgage Corp. as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2005-OPT1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

      Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

      The Collateral Term Sheets have been provided by the Underwriter.

      The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

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                                       -4-


Item 9.01   Financial Statements and Exhibits
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            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits


Exhibit No.                                  Description
-----------                                  -----------
   99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Citigroup Global Markets, Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust 2005-OPT1, Asset-Backed Certificates, Series 2005-OPT1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 8, 2005


                                             CITIGROUP MORTGAGE LOAN TRUST, INC.


                                             By: /s/ Peter Steinmetz
                                                --------------------------------
                                             Name:  Peter Steinmetz
                                             Title: Director

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                                Index to Exhibits
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                                                                 Sequentially
Exhibit No.                      Description                     Numbered Page
-----------                      -----------                     -------------
   99.1          Collateral Term Sheets (as defined in Item            P
                 5) that have been provided by Citigroup
                 Global Markets, Inc. to certain
                 prospective purchasers of Citigroup
                 Mortgage Loan Trust 2005-OPT1,
                 Asset-Backed Certificates, Series
                 2005-OPT1.

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                                  EXHIBIT 99.1

                                 FILED BY PAPER